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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  October 30, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SEPARATION AGREEMENT WITH JOHN SICILIANO

On October 31, 2006, the Company entered into a Separation Agreement (the "Siciliano Separation Agreement") with John Siciliano, the Company's President and Chief Executive Officer.

Under the terms of the Siciliano Separation Agreement, Mr. Siciliano resigned as Chairman of the board of directors of the Company effective as of October 31, 2006 and will resign as President and Chief Executive Officer of the Company and any of its subsidiaries effective as of January 2, 2007 (the "CEO Resignation Date").

Until the CEO Resignation Date, the Company will continue to pay Mr. Siciliano the salary and benefits contemplated under the employment agreement he entered into with the Company on September 28, 2005. If Mr. Siciliano continues as the Company's President and Chief Executive Officer through the CEO Resignation Date, or if Mr. Siciliano is terminated without "cause" (as defined in his employment agreement) prior to that date, Mr. Siciliano will be entitled to:
(i) a cash severance payment of $950,000,  payable on the CEO Resignation Date,
(ii) the vesting of 12,500 shares of the Company's restricted common stock previously issued to Mr. Siciliano, (iii) a cash payment of $700,000 if, prior to December 31, 2007, the Company consummates a change of control event involving certain specified parties, or files an 8-K relating to such a change of control event and such change of control event actually occurs, (iv) the reimbursement of legal fees incurred by Mr. Siciliano in connection with the execution of the Siciliano Separation Agreement and (v) the accrual of benefits under employee benefits plans sponsored by the Company in which Mr. Siciliano participates.

Under the Siciliano Separation Agreement, Mr. Siciliano agreed to provide certain consulting services to the Company for a term beginning on January 3, 2007 and ending on July 3, 2007. As consideration for providing these services, the Company will make a one-time cash payment of $300,000 to Mr. Siciliano on January 15, 2007. Additionally, the Company agreed to reimburse Mr. Siciliano for reasonable out-of-pocket expenses incurred in connection with providing consulting services to the Company.

The Siciliano Separation Agreement reaffirms the restrictive covenants contained in Mr. Siciliano's employment agreement which prohibit Mr. Siciliano from (i) competing with the Company for a period of six months after the termination of his employment, (ii) soliciting clients and/or employees of the Company and (iii) from disclosing the Company's or its client's confidential information. Mr. Siciliano also agreed to return any property of the Company in his possession to the Company. The Company and Mr. Siciliano mutually agreed not to publish or communicate disparaging remarks about each other.

SEPARATION AGREEMENT WITH J. CLARKE GRAY

On October 31, 2006, the Company entered into a Separation Agreement (the "Gray Separation Agreement") with J. Clarke Gray, the Company's Chief Financial Officer and a Senior Vice President of the Company.

Under the terms of the Gray Separation Agreement, Mr. Gray will resign as a Senior Vice President and the Chief Financial Officer of the Company and any of its subsidiaries effective as of June 30, 2007 (the "CFO Resignation Date").

Until the CFO Resignation Date, the Company will continue to pay Mr. Gray the salary and benefits contemplated under the employment agreement he entered into with the Company on January 4, 2006. If Mr. Gray continues as the Company's Chief Financial Officer through the CFO Resignation Date, or if Mr. Gray is terminated without "cause" or resigns for "good reason" (each as defined in his employment agreement) prior to that date, Mr. Gray will be entitled to: (i) cash severance payments totaling $400,000, payable in equal installments on each of March 1, 2007 and June 30, 2007, (ii) the vesting of 3,125 shares of the Company's restricted common stock previously issued to Mr. Gray, (iii) a cash payment of $316,677 if, prior to December 31, 2007, the Company consummates a change of control event involving certain specified parties, or files an 8-K relating to such a change of control event and such change of control event actually occurs, (iv) the reimbursement of legal fees incurred by Mr. Gray in connection with the execution of the Gray Separation Agreement and
(v) the accrual of benefits under employee benefits plans sponsored by the Company in which Mr. Gray participates.

Under the terms of the Gray Separation Agreement, Mr. Gray is entitled to a guaranteed cash bonus for fiscal year 2006 of $125,000 (to which he is entitled under the terms of his employment agreement) and is also entitled to a cash bonus for fiscal year 2007 totaling $62,500 payable in equal installments on each of March 31, 2007 and June 30, 2007.

Under the Gray Separation Agreement, Mr. Gray agreed to provide certain consulting services to the Company for a term beginning on July 1, 2007 and ending on September 30, 2007. As consideration for providing these services, the Company will make cash payments totaling $183,330 to Mr. Gray payable in three equal monthly installments on the 1st of each month commencing on July 1, 2007. Additionally, the Company agreed to reimburse Mr. Gray for reasonable out-of-pocket expenses incurred in connection with providing consulting services to the Company.

The Gray Separation Agreement reaffirms the restrictive covenants contained in Mr. Gray's employment agreement which prohibit Mr. Gray from (i) competing with the Company for a period of six months after the termination of his employment,
(ii) soliciting clients and/or employees of the Company and (iii) from disclosing the Company's or its client's confidential information. Mr. Gray also agreed to return any property of the Company in his possession to the Company. The Company and Mr. Gray mutually agreed not to publish or communicate disparaging remarks about each other.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)

Reference is made to Item 1.01 and the descriptions of the Siciliano Separation Agreement and Gray Separation Agreement contained therein which are hereby incorporated by reference into this Item 5.02(b).

(c)

On October 31, 2006, the Company announced that Mr. Harvey Bazaar will become President and Chief Executive Officer of the Company effective January 2, 2007, the date on which Mr. Sicilano's resignation becomes effective.

Mr. Bazaar has been a member of the Company's board of directors since January 10, 2006. Mr. Bazaar served as the chief operating officer of DML Global Services, a company providing fund accounting and related services to private investment funds and other businesses, from 2001 until his retirement in 2002. Mr. Bazaar retired from PricewaterhouseCoopers in 2000 as the Global and Americas Leader for the Capital Markets Group. At Coopers & Lybrand which merged with PriceWaterhouse to form PricewaterhouseCoopers, Mr. Bazaar served on the firm's Executive Committee and as Managing Partner of the New York City office.

ITEM 8.01.  OTHER EVENTS.

ELECTION OF CHAIRMAN

On October 30, 2006, Mr. Marvin Olshan was elected as Chairman of the board of directors of the Company effective October 31, 2006, upon the resignation of Mr. Siciliano. Mr. Olshan will become an Executive Chairman of the Company beginning on January 2, 2007.

Mr. Olshan has been a member of the Company's board of directors since January 20, 2006. He is the retired founding partner of Olshan Grundman Frome
Rosenzweig & Wolosky LLP, a New York City law firm, and has served as a director of several public corporations.

WITHDRAWAL OF NYSE APPEAL

On August 29, 2006, the Company disclosed that it intended to appeal the New York Stock Exchange's (the "NYSE") decision to pursue the delisting of the Company's common stock from the NYSE. On November 1, 2006, the Company withdrew this appeal and has accepted the NYSE's decision to delist the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (d)   EXHIBITS

EXHIBIT           DESCRIPTION
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99.1              Press release, dated October 31, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 3, 2006

                                          BKF CAPITAL GROUP, INC.


                                          By:  /s/ J. Clarke Gray
                                               -------------------------------
                                               Name:   J. Clarke Gray
                                               Title:  Chief Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
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99.1              Press release, dated October 31, 2006.